                                                                    EXHIBIT 99.4



                              SHAREHOLDER AGREEMENT

         SHAREHOLDER AGREEMENT, dated as of November 9, 2001, by and among Dynegy Inc., an Illinois corporation ("DYNEGY"), Enron Corp., an Oregon corporation ("ENRON"), and Chevron U.S.A. Inc., a Pennsylvania corporation ("SHAREHOLDER").

         WHEREAS, concurrently herewith, Dynegy, Enron and certain other entities are entering into an Agreement and Plan of Merger (as amended or supplemented from time to time, the "MERGER AGREEMENT;" capitalized terms used without definition herein having the meanings ascribed thereto in the Merger Agreement);

         WHEREAS, as of November 6, 2001, Shareholder owns and/or has the power to vote, as applicable, the number and type of Shares (as defined in Section 5) set forth in Schedule I hereto;

         WHEREAS, the Board of Directors of Dynegy has, prior to the execution of this Agreement, approved and adopted the Merger Agreement, and such approvals and adoption have not been withdrawn;

         WHEREAS, approval of the Merger Agreement by Dynegy's shareholders is a condition to the consummation of the Mergers; and

         WHEREAS, as a condition to its entering into the Merger Agreement, Enron has required that Shareholder agree, and Shareholder has so agreed, to enter into this Agreement.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         Section 1. Agreement to Vote. (a) Unless the Dynegy Board of Directors shall have withdrawn its recommendation in favor of the Mergers, Shareholder hereby agrees to attend, in person or by proxy, the meeting of Dynegy shareholders at which the matters contemplated by the Merger Agreement or this Agreement are to be presented to a vote of shareholders of Dynegy, and to vote (or cause to be voted) all Shares and any other voting securities of Dynegy that Shareholder, directly or indirectly, owns or has the right to vote or direct the voting of (including any such securities acquired hereafter but excluding any Shares or other securities Shareholder has the right to acquire but has not acquired) (collectively, the "COVERED SHARES") for approval and adoption of the following: (i) the Merger Agreement and (ii) any related action reasonably required in furtherance thereof. Unless the Dynegy Board of Directors shall have withdrawn its recommendation in favor of the Mergers, Shareholder hereby further agrees that until the Termination Date (as defined in Section 1(b)), it shall, from time to time, in connection with any consent solicitation relating to the Merger Agreement, timely execute and deliver (or cause to be timely executed and delivered) a written consent with respect to any Covered Shares in favor of the approval and adoption of the Merger Agreement and any action required in furtherance thereof.

         (b) From and after the date hereof until the Termination Date, unless the Dynegy Board of Directors shall have withdrawn its recommendation of the Mergers, Shareholder hereby agrees to vote (or cause to be voted) any Covered Shares against any Dynegy Acquisition Proposal and any related action reasonably required in furtherance thereof, at any meeting of shareholders of Dynegy (including any adjournments or postponements thereof) called to consider and vote on any Dynegy Acquisition Proposal. Shareholder further agrees that, until the Termination Date, in connection with any consent solicitation relating to a Dynegy Acquisition Proposal, Shareholder will timely execute and deliver (or cause to be timely executed and delivered) a written consent with respect to any Covered Shares against any Dynegy Acquisition Proposal as contemplated by the immediately preceding sentence. For purposes hereof, the term "TERMINATION DATE" shall mean the first to occur of (a) the termination of the Merger Agreement and (b) the date of consummation of the Mergers.

         (c) To the extent inconsistent with the foregoing provisions of this
Section 1 or the other provisions of this Agreement, Shareholder hereby (i) revokes any and all previous proxies with respect to any Covered Shares, (ii) waives any provisions of the Shareholder Agreement dated June 14, 1999 among Dynegy (f/k/a Energy Convergence Holding Company), Illinova Corporation, Dynegy Holdings Inc. (f/k/a Dynegy Inc.), a Delaware corporation and Shareholder (the "SHAREHOLDER AGREEMENT") with respect to actions contemplated by the Merger Agreement, and (iii) waives any provisions of the Stockholder Agreement dated the date hereof among Dynegy, Stanford, Inc., a Delaware corporation, Enron and Shareholder (the "STOCKHOLDER AGREEMENT") with respect to actions contemplated by the Merger Agreement.

         (d) From the date hereof until the Termination Date, Shareholder shall not (other than through, or resulting from (i) its current ownership in Dynegy, (ii) the transactions contemplated by the Merger Agreement, (iii) the transaction contemplated by the Series B Preferred Stock Subscription Agreement, dated November 9, 2001, by and between ChevronTexaco Corporation and the Class B Common Stock Subscription Agreement, dated November 9, 2001, between ChevronTexaco Corporation and Stanford, Inc., or (iv) the proper exercise of the preemptive rights of stockholder under Article VI of the Shareholders Agreement) directly or indirectly, acquire, offer or propose to acquire, solicit an offer to sell, become a "participant" in a "solicitation" of proxies, as those terms are defined in Rule 14a-11 and 14a-1, respectively, under the Exchange Act, in respect of any voting securities of Enron or Dynegy, as applicable, that may be outstanding and entitled to vote relating to any of the foregoing, or otherwise agree to acquire by purchase or otherwise (or permit any person or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Shareholder to undertake any of such actions) any voting securities of Enron or Dynegy, as applicable; provided that nothing hereunder shall prevent Shareholder from making a Qualified Offer for Dynegy voting securities (as defined in the Shareholder Agreement) in the circumstances contemplated by Section 3.1(b) of the Shareholder Agreement.

         (e) Nothing herein contained shall (i) restrict, limit or prohibit any individuals who may represent Shareholder on Dynegy's Board of Directors from exercising (in his or her capacity as a director or officer) his or her fiduciary duties to the shareholders of Dynegy under applicable law or (ii) require any individual, in his or her capacity as an officer of Dynegy, to take any action in contravention of, or omit to take any action pursuant to, or otherwise take or refrain from taking any actions that are inconsistent with, instructions or directions of the Board of Directors of

Dynegy undertaken in the exercise of its fiduciary duties, provided that nothing in this Section 1(e) shall relieve or be deemed to relieve Shareholder from its obligations under Sections 1 or 2.

         Section 2. Disposition of Shares. From and after the date hereof until the Termination Date, Shareholder hereby agrees that it will not directly or indirectly sell, pledge, encumber, grant any proxy or enter into any voting or similar agreement with respect to, transfer or otherwise dispose of (collectively, "TRANSFER"), or agree or contract to Transfer, any Covered Shares (or any interest therein) with respect to which Shareholder, directly or indirectly, controls the right to Transfer; provided, however, that Shareholder may Transfer Covered Shares to an Affiliate (as defined below) of Shareholder provided that such Affiliate agrees to be subject to the terms and conditions set forth in this Agreement. For purposes of this Agreement, "AFFILIATE" shall mean any corporation, partnership, limited liability company or other entity (each a "PERSON") that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person, and includes any Person acting in concert with another Person.

         Section 3. Other Covenants and Agreements. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of their obligations under this Agreement. Without limiting the generality of the foregoing, no party shall enter into any agreement or arrangement (or alter, amend or terminate any existing agreement or arrangement) or take any other action (or fail to take any other action) if such action (or failure) would materially impair the ability of any party to effectuate, carry out or comply with all the terms of this Agreement. Enron hereby agrees to cooperate with Shareholder in connection with any filings required to be made by Shareholder in connection with the Mergers and the transactions contemplated thereby.

         Section 4. Representations and Warranties of Enron. Enron represents and warrants to Shareholder as follows: (a) each of this Agreement and the Merger Agreement has been approved by the Board of Directors of Enron, representing all necessary corporate action on the part of Enron, except for the approval of Enron's shareholders contemplated by the Merger Agreement, (b) each of this Agreement and the Merger Agreement has been duly executed and delivered by a duly authorized officer of Enron, and (c) each of this Agreement and the Merger Agreement constitutes a valid and binding agreement of Enron, enforceable against Enron, except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the rights of creditors, and general principles of equity.

         Section 5. Representations and Warranties of Shareholder. Shareholder represents and warrants to Enron as follows: (a) Shareholder has the corporate power and authority to execute and deliver this Agreement, (b) this Agreement has been duly executed and delivered by Shareholder, (c) this Agreement constitutes the valid and binding agreement of Shareholder, except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the rights of creditors, and general principles of equity, (d) Shareholder has the full power and authority to vote, or execute a consent with respect to, all Covered Shares as contemplated hereby, (e) the securities of Dynegy listed next to the name of Shareholder on Schedule I hereto are the only securities of Dynegy owned by Shareholder and over which Shareholder has the power to vote (or direct the voting) (collectively, the "SHARES"), (f) except as provided in the Shareholder Agreement and the Stockholder Agreement, Shareholder is the lawful owner of the Shares listed on
Schedule I as owned by it, free and clear of all liens, charges, encumbrances and commitments of every kind, other than this Agreement, and has the power to vote (including by an irrevocable power to vote or execution of a consent) such Shares without any actions on the part of any other party, and (g) the execution and delivery by Shareholder of this Agreement does not violate or breach any law, contract, instrument, agreement or arrangement to which Shareholder is a party or by which Shareholder is bound, except to the extent such violation or breach does not prevent or delay performance of such Shareholder's obligations hereunder.

         Section 6. Effectiveness. It is a condition precedent to the effectiveness of this Agreement that the Merger Agreement shall have been duly executed and delivered by the parties thereto. Any amendment or change to the Merger Agreement that (i) changes the Merger Ratio, (ii) adds any cash or other consideration to be paid to holders of Enron Common Stock, (iii) changes the termination date of the Merger Agreement, (iv) allows the Closing Date to occur on or prior to a date that is at least 6 months after the date Shareholder purchases the Series B Convertible Preferred Stock of Dynegy to be issued under the Dynegy Subscription Agreement, or (v) materially adversely affects the Shareholder or its interests in Dynegy or Stanford, will nullify the effectiveness of this Agreement and this Agreement shall terminate immediately.

         Section 7. Miscellaneous.

         (a) Notices, Etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy and confirmed by return telecopy, or three days after being mailed by courier service that guarantees overnight delivery, in each case to the applicable addresses set forth below:

         If to Enron:

                  Enron Corp.
                  1300 Smith Street
                  Houston, Texas 77002
                  Attention: General Counsel
                  Telecopy: (713) 853-6161

         with copy to:

                  Vinson & Elkins, L.L.P.
                  1001 Fannin, Suite 2300
                  Houston, Texas 77002-6760
                  Attention:    William E. Joor III, Esq.
                                Scott N. Wulfe, Esq.
                  Telecopy: (713) 758-2346



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

         If to the Shareholder:

                  Chevron U.S.A. Inc.
                  1301 McKinney St.
                  Houston, TX 77010
                  Attention: President of Chevron U.S.A. Inc.
                  Telecopy: (713) 754-5554
                  Fax: (713) 754-5777

         with copies to:


                  Harvey D. Hinman, Esq.
                  Vice President and General Counsel
                  ChevronTexaco Corporation
                  575 Market Street
                  San Francisco, CA 94105
                  Tel: (415) 894-3232
                  Fax: (415) 894-6017

         and:

                  Terry Michael Kee, Esq. and
                  Rodney R. Peck, Esq.
                  Pillsbury Winthrop LLP
                  50 Fremont Street
                  Post Office Box 7880
                  San Francisco, CA 94120-7880
                  Tel: (415) 983-1000
                  Fax: (415) 983-1200

         and:

                  Dynegy Inc.
                  1000 Louisiana Street
                  Suite 6700
                  Houston, TX 77002
                  Attention:  Kenneth Randolph
                  Tel: (713) 507-6400
                  Fax: (713) 507-6806



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

         and:

                  Baker Botts L.L.P.
                  One Shell Plaza
                  910 Louisiana
                  Houston, Texas 77002-4995
                  Attention:    R. Joel Swanson, Esq.
                                J. David Kirkland, Jr., Esq.
                  Telecopy: (713) 229-1522

         and:

                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  711 Louisiana Street, 19th Floor
                  Houston, TX 77002
                  Attention: Robert Allen
                  Telecopy: (713) 236-0822

or to such other address as such party shall have designated by notice so given to each other party.

         (b) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by Enron, Dynegy and Shareholder.

         (c) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation any corporate successor by merger or otherwise, or any party succeeding to the ownership of (or power to vote) any Covered Shares.

         (d) Entire Agreement. This Agreement (together with the Merger Agreement) embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement and the Merger Agreement.

         (e) Severability. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other party or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law, provided that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

         (f) Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

         (g) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         (h) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         (i) Third Party Beneficiaries. This Agreement is not intended to be for the benefit of and shall not be enforceable by any person or entity who or which is not a party hereto.

         (j) Waiver of Jury Trial. Each party hereto hereby waives any right to a trial by jury in connection with any action, suit, or proceeding, which arises in connection with this Agreement.

         (k) Governing Law. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Illinois to the fullest extent possible.

         (l) Name, Captions, Gender. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         (m) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

         (n) Expenses. Enron, Dynegy, and Shareholder each shall bear its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.



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








         IN WITNESS WHEREOF, the parties have duly executed this Shareholder Agreement as of the date first above written.


                                               DYNEGY INC.


                                               By:    /s/ HUGH A. TARPLEY
                                                   -----------------------------
                                               Name:  Hugh A. Tarpley
                                               Title: Executive Vice President


                                               ENRON CORP.


                                               By:    /s/ RAYMOND M. BOWEN, JR.
                                                   -----------------------------
                                               Name:  Raymond M. Bowen, Jr.
                                               Title: Executive Vice President -
                                                      Finance and Treasurer


                                               CHEVRON U.S.A. INC.


                                               By:    /s/ RICHARD P. COHAGAN
                                                   -----------------------------
                                               Name:  Richard P. Cohagan
                                               Title: Attorney-in-Fact

                                   SCHEDULE I

                                     SHARES




DYNEGY CLASS B COMMON STOCK         86,599,914























                                       9